UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

NOTOX TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34911	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 Mural Street, Suite 600 Richmond Hill, Ontario, Canada	L4B 3G2
(Address of principal executive offices)	(Zip Code)

(519) 421-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 29, 2019, Notox Technologies Corp. (the “Company”) appointed Davidson & Company LLP (“Davidson”) as the Company’s new independent registered public accountant, replacing DeVisser Gray LLP (“DeVisser”). The Company received DeVisser’s resignation as its independent registered public accountant on the same day, which resignation was due to what are commonly known as the mandatory audit rotation rules of the Securities and Exchange Commission (the “SEC”) as well as DeVisser’s desire to transition away from providing audit services to public companies that report under generally accepted accounting principles in the United States.

The reports of DeVisser regarding the Company’s financial statements for the fiscal years ended August 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended August 31, 2018 and 2017, and through March 29, 2019, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with DeVisser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DeVisser, would have caused DeVisser to make reference thereto in connection with its report.

During the fiscal years ended August 31, 2018 and 2017, and through March 29, 2019, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with DeVisser the existence of material weaknesses in the Company’s internal control over financial reporting, as more fully described in the Company’s annual report on Form 10-K for the fiscal year ended August 31, 2018, filed on December 14, 2018 with the SEC.

The Company requested DeVisser to furnish it with a letter addressed to the SEC stating whether or not DeVisser agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated April 5, 2019, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended August 31, 2018 and 2017, and through March 29, 2019, neither the Company nor anyone on the Company’s behalf consulted with Davidson regarding any of the following:

(i)	either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Davidson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from DeVisser Gray LLP to the Securities and Exchange Commission dated April 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2019	NOTOX TECHNOLOGIES CORP.

	By:	/s/ John Marmora
John Marmora
President, Chief Financial Officer, Secretary, Treasurer, Director